WADDELL & REED ADVISORS EQUITY FUNDS

Supplement dated September 4, 2008
to

Prospectus dated October 31, 2007
and Supplemented February 5, 2008 and June 2, 2008

The following information replaces the disclosure regarding the management of Waddell & Reed Advisors Asset Strategy Fund in the Section entitled "Portfolio Management":

Waddell & Reed Advisors Asset Strategy Fund: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of Waddell & Reed Advisors Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. In June 2005, Mr. Avery was named the Chief Investment Officer and Executive Vice President of Waddell & Reed Investment Management Company (WRIMCO) and (Ivy Investment Management Company (IICO). He is Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager, and has served as the portfolio manager for investment companies managed by WRIMCO since February 1994. From August 1987 through June 2005, Mr. Avery served as the Director of Research for WRIMCO and its predecessor and for IICO, and has been an employee of WRIMCO and its predecessor since June 1981. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Caldwell has held his responsibilities for Waddell & Reed Advisors Asset Strategy Fund since January 2007. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst and in June 2005 was named assistant portfolio manager for the Fund, as well as two other funds managed by WRIMCO and IICO. Mr. Caldwell is Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University, and an MBA with an emphasis in finance from the University of Kansas. He is currently pursuing the Chartered Financial Analyst designation.

Daniel J. Vrabac, formerly a manager of the Fund along with Messrs. Avery and Caldwell, is now focusing on portfolio management responsibilities of the global bond funds which are managed by WRIMCO and IICO. While no longer responsible for day-to-day management of Asset Strategy Fund, Mr. Vrabac continues to provide input to the Asset Strategy Fund on the global fixed income markets, currencies and trading, which were among his principal responsibilities as a portfolio manager of Asset Strategy Fund.